SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                September 4, 2001


                           HUDSON RIVER BANCORP, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




          Delaware                  000-24187                14-1803212
         ----------                 ---------               ------------
(State or other jurisdiction      (SEC File No.)    (IRS Employer Identification
      of incorporation)                                       Number)


One Hudson City Centre, Hudson, New York                       12534
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (518) 828-4600
                                                          --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.  Other Events
---------------------

       On September 4, 2001, the Registrant jointly announced that its wholly-owned subsidiary, Hudson River Bank & Trust Company, had entered into an Agreement and Plan of Merger (the "Agreement") with Ambanc Holding Co., Inc., Amsterdam, New York ("Ambanc") for the merger of Ambanc with and into a subsidiary of Hudson River Bancorp, Inc. and the merger of Ambanc's wholly-owned subsidiary, Mohawk Community Bank, with and into Hudson River Bank & Trust Company (collectively, the "Merger"). In consideration of the Merger, each outstanding share of common stock of Ambanc will be exchanged for $21.50 in cash. Consummation of the Merger is subject to several conditions precedent including, among other things, the approval of Ambanc's stockholders, regulatory approval and the receipt of a written fairness opinion by the Registrant that the consideration offered pursuant to the Agreement is fair from a financial point of view to the stockholders of the Registrant. In addition, as an inducement to Hudson River Bancorp, Inc. entering into the Merger, it entered into standstill agreements wtih Seymour Holtzman and Lawrence Seidman, two of Ambanc's directors.

     The parties to the Agreement desire to consummate the merger during the first quarter of 2002. The Agreement will expire, however, if the transactions contemplated thereby have not occurred by June 30, 2002.

     For further details, reference is made to the Press Release, the Agreement and the Standstill Agreements, which are attached hereto as Exhibits 99.1, 99.2,
99.3 and 99.4, respectively, and incorporated herein by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 -- Press Release dated September 4, 2001.

Exhibit 99.2 -- Agreement and Plan of Merger dated September 4, 2001.

Exhibit 99.3 -- Standstill Agreement with Seymour Holtzman, Evelyn Holtzman,
                Allison Holtzman Garcia, JEWELCOR INC., JEWELCOR MANAGEMENT, INC., S.H. HOLDINGS, INC., TRUST F/B/O STEVEN HOLTZMAN, CUSTODIAL ACCOUNT F/B/O CHELSEA HOLTZMAN, CUSTODIAL ACCOUNT F/B/O ALLISON HOLTZMAN GARCIA, and CUSTODIAL ACCOUNT F/B/O OLIVIA GARCIA.

Exhibit 99.4 -- Standstill Agreement with Lawrence Seidman, SEIDMAN AND
                ASSOCIATES, LLC, SEIDMAN INVESTMENT PARTNERSHIP LP, SEIDMAN INVESTMENT PARTNERSHIP II LP, FEDERAL HOLDINGS, LLC, KERRIMAT, LP, and DISCRETIONARY CLIENTS.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     HUDSON RIVER BANCORP, INC.


Date:   September 18, 2001           By:   /s/Timothy E. Blow
                                           -------------------------------------
                                           Timothy E. Blow
                                           Chief Financial Officer